                         EXHIBIT 24

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                      POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. 1997 Omnibus Stock Incentive Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 11th day of August, 1998.


                                     /s/ Frank Borman
                                     Frank Borman

                      POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. 1997 Omnibus Stock Incentive Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 31st day of July, 1998.


                                     /s/ Berry R. Cox
                                     Berry R. Cox

                      POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. 1997 Omnibus Stock Incentive Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 31st day of July, 1998.


                                     /s/ John L. Clendenin
                                     John L. Clendenin

                      POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. 1997 Omnibus Stock Incentive Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of August, 1998.


                                     /s/ Johnnetta B. Cole
                                     Johnnetta B. Cole

                      POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. 1997 Omnibus Stock Incentive Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 3rd day of August, 1998.


                                     /s/ Donald R. Keough
                                     Donald R. Keough

                      POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. 1997 Omnibus Stock Incentive Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 14th day of August, 1998.


                                     /s/ Kenneth G. Langone
                                     Kenneth G. Langone

                      POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. 1997 Omnibus Stock Incentive Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 4th day of August, 1998.


                                      /s/ Milledge A. Hart,III
                                      Milledge A. Hart, III

                      POWER OF ATTORNEY


   The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. 1997 Omnibus Stock Incentive Plan, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 3rd day of August, 1998.


                                     /s/ M. Faye Wilson
                                     M. Faye Wilson